UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BORLAND SOFTWARE CORPORATION

(Name of Registrant as Specified In Its Charter)

C. ROBERT COATES

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party: C. Robert Coates

4) Date Filed: March 15, 2007

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 1.  DATE, TIME AND PLACE INFORMATION

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(a)      Date, Time and Place of Meeting

         -------------------------------

On or about June 5, 2007, or on such other date, and at such place and time as is fixed by Borland Software Corporation (the "Company").

         Principal Executive Office of the Registrant

         --------------------------------------------

         Borland Software Corporation

         20450 Stevens Creek Boulevard Suite 800

         Cupertino, California 95014

         Telephone: (408) 863-2800

(b) Approximate date on which the Proxy Statement and form of Proxy is to be given to security holders:

         Estimated to be on or about March 26, 2007.

(c)(1) Deadline for submitting shareholder proposals and form of Proxy for the

       Registrant's Next Annual Meeting, for inclusion in the Company's Proxy

       Statement:

         January 10, 2007.

2) Date after which notice of a shareholder's proposal submitted is considered untimely:

         March 7, 2007

ITEM 2.  REVOCABILITY OF PROXY

-------------------------------------------

Any Proxy executed and returned by a stockholder to Mr. Coates may be revoked at any time thereafter if written notice of revocation is given to Mr. Coates, prior to the vote taken at the meeting, or by execution of a subsequent proxy which is presented to the meeting, or if the stockholder attends the meeting and votes by ballot, except as to matters upon which a vote shall have been cast pursuant to the  authority conferred by such Proxy prior to such revocation.

ITEM 4.  PERSONS MAKING THE SOLICITATION

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This solicitation is made by C. Robert Coates.  Solicitations will be made by use of the mail, formal or informal meetings, and/or by telephone contact with one or more stockholders.  The cost of this solicitation will be borne by Mr. Coates. Mr. Coates has spent an estimated $5,000 to date, and estimates that total expenditures will equal approximately $50,000.

If Mr. Coates is successful in this solicitation, he will not seek reimbursement from the Company for the costs of solicitation, and does not expect that the issue of reimbursement will be submitted to a vote of stockholders.

ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

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As of February 28, 2007, C. Robert Coates beneficially owned 927,855 shares of the Company's outstanding Common Stock.

Mr. Coates is seeking to have both himself and Jason Donahue elected to fill seats up for election for the Company's Board of Directors at the next Annual or Special Meeting of Shareholders.  If successful, either, or both Mr. Coates and Mr. Donahue will become members of the Company's Board of Directors.  Each has consented to serve as Director if elected.

Mr. Coates is advised that the Company's non-employee Directors receive an annual retainer of $20,000, and payment of flat fees for attendance at each meeting of the Board, and each committee of the Board.  Further, under the Company's automatic grant program in effect under the Company's 2002 Stock Incentive Plan, new directors receive an initial grant of options to acquire 30,000 shares of the Company's Common stock.

Further, Mr. Coates is advised that on the first trading day in July each year each individual who is at that time serving as a non-employee board member receives one or more automatic stock option grants in accordance with the following formulas:

(i)     Each such non-employee board member on that annual grant date receives an option for 12,500 shares of the Company's common stock, except that the chairperson of the board of directors receives an option grant for 17,500 shares.

(ii)    Each non-employee board member who is serving as a member of any of the Company's board committees also receives an additional option grant for 1,000 shares of the Company's common stock for each committee on which he or she is serving on the annual grant date.

(iii)   Each non-employee board member who is also serving as the chairperson of any board committee at that time receives an additional option grant for 1,000 shares of the Company's common stock for each committee on which he or she is serving as chairperson on the grant date.

There is no limit on the number of such annual option grants any one eligible non-employee board member may receive over his or her period of continued board service.

Each automatic grant has an exercise price per share equal to fair market value per share of the Company's common stock on the grant date and has a maximum term of ten years, subject to earlier termination upon the later of (i) twelve months after the date of the optionee's cessation of board service for any reason or (ii) three months after the date the optionee is first free to sell the option shares without contravention of applicable federal and state securities laws.  Each automatic option is immediately exercisable for all of the option shares.  However, any shares purchased under such option will be subject to repurchase by the Company, at the lower of the exercise price paid per share or the fair market value per share, should the optionee cease board service prior to vesting in those shares.

The shares subject to each initial and annual automatic option grant vest as follows: one-third of those option shares vest upon the optionee's completion of one year of board service measured from the grant date of that option, and the remaining option shares vest in a series of twenty-four successive equal monthly installments upon the optionee's completion of each of the next twenty-four months of continued board service thereafter.  However, the shares subject to each initial and annual option grant vest in full on an accelerated basis should the Company experience certain changes in control or ownership or should the optionee die or become disabled during his or her period of board service.

Except for the above, and other than Mr. Coates' security holdings in the Company, Mr. Coates has no other substantial interest, direct or indirect, in the matter(s) to be acted upon for which proxies are solicited.  Mr. Coates is advised that Jason Donahue has no substantial interest, direct or indirect, in matter(s) to be acted upon for which proxies are solicited, except for election to the Board of Directors of this Company.

Mr. Coates' present principal occupation and the principal business address of the corporation with which he is employed are as follows:

C. ROBERT COATES

------------------------

         C. Robert Coates

         P.O. Box 797986

         Dallas, TX  75379

         (214) 831-1333

C. Robert Coates is the Chief Executive Officer of Proxy Capital, Inc.  Mr. Coates earned a Bachelor of Arts Degree in Economics with Distinction from the University of Virginia, and an MBA in Finance, and a Ph.D. in Finance, Economics and Accounting from the University of Chicago. Mr. Coates served on the Board of Directors of Borland Software Corporation, from June 1999 to February 2000. Mr. Coates was not a member of that board's compensation committee, or any other standing Committee during his period of service as a Board member for the Company.

Shares Owned

         C. Robert Coates beneficially owns shares of the Company's Common Stock, as set out below:

Beneficial Ownership                                                                         Shares

Bob Coates (of record)

100

Management Insights, Inc. (now 2055, Inc.) (of record)

500

Bob Coates

     648,253

Katarina Coates (daughter)

         9,950

Management Insights, Inc. (now 2055, Inc.)

     269,052

Set out below is information with respect to all securities of the Company purchased or sold by C. Robert Coates or by 2055, Inc. or Katarina Coates in the past two years:

Shares

Action

Average

Date

(Buy/Sell)

 Price

____________________________________________

             100,000

Buy

$        5.35

05/06/05

   32,300

Buy

$        5.44

05/09/05

    1,571

Buy

$        5.43

05/09/05

              10,000

Buy

$        5.39

05/10/05

                5,000

Sell

$        5.37

07/19/06

                5,000

Sell

$        5.37

07/19/06

                1,250

Sell

$        5.47

07/24/06

                5,000

Sell

$        5.47

07/24/06

                3,750

Sell

$        5.47

07/24/06

                5,000

Sell

$        5.53

08/03/06

                2,500

Sell

$        5.54

08/04/06

                7,500

Sell

$        5.54

08/04/06

                5,000

Sell

$        5.49       08/15/06

                2,500

Sell

$        5.49

08/15/06

                2,500

Sell

$        5.49

08/15/06

              30,000

Sell

$        5.47

08/16/06

As of the date of this notice, 927,855 shares of Borland Software Corporation are held by C. Robert Coates (Bob Coates) beneficially, 648,353 are held by Bob Coates in his own name, including 100 of record; 269,552 shares are held by Management Insights, Inc. (now 2055, Inc.) in its own name, including 500 of record; 9,950 shares are held by Katarina Coates, C. Robert Coates’ minor daughter.

None of the funds used to purchase the aforesaid securities of the Company were borrowed funds, with the exception of regular brokerage margin trading.

Mr. Coates has never been involved and is not currently involved in any bankruptcy or similar proceedings.  He has no criminal convictions nor is he involved in any criminal proceedings.  Mr. Coates has never been enjoined or suspended from engaging in a business practice, nor are there any judicial or regulatory findings of a violation of federal securities laws relating to Mr. Coates.

C. Robert Coates is currently not nor has he ever been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

With the exception of his period of service as a director on the Board of Directors of Borland Software Corporation from June 1999 to February 2000, C. Robert Coates has had no transactions of any nature with the Company or any of its subsidiaries.

C. Robert Coates has no arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Mr. Coates is not a party to any material proceeding adverse to the Company, or any subsidiary or affiliation, nor does he have any interest, material or otherwise, adverse to the Company.

Jason Donahue

With regard to Mr. Jason Donahue, Mr. Coates is advised as follows:

Jason Donahue and his Associates have an interest in 0 shares of Borland common stock or approximately 0% of Borland's common stock.

Mr. Donahue owns 0 shares owned in his name.  He personally holds 0 shares in street name.

Mr. Donahue as a Borland stockholder is not presently a party to any lawsuit against Borland or any of its directors or officers.  Mr. Donahue does not have any material interest adverse to Borland or any of its subsidiaries.

Jason Donahue, age 36, is not, and never has been, an employee of Borland.

Mr. Donahue currently serves as CEO and President of ClearApp, Inc., an application management software company which provides performance management software to large enterprises for portal, SOA, and J2EE composite applications. Prior to joining ClearApp, he served as the Vice President of Affiliated Corporate Venturing for IBM Corporation, with the responsibility for working to implement a program to enable IBM to leverage its innovation into the venture community through spin-outs, spin-ins, strategic co-investments, and other structures. Mr. Donahue was acquired into IBM’s Systems and Technology Group in June of 2005, where he previously served as CEO and President of application virtualization software company Meiosys.

Prior to his role at Meiosys, Mr. Donahue served as CEO and President of several other companies, including virtualization software company Ejasent (acquired by Veritas Software, now Symantec, in 2004), application hosting enablement software company Apptix (listed on the Oslo Stock Exchange as APP), and managed services company TeleComputing (listed on the Oslo Stock Exchange as TCO). Mr. Donahue also served as a Chief Marketing Officer of Cap Gemini Ernst & Young, a $10 billion multinational professional services firm. He was acquired into Cap Gemini from Beechwood, a pure-play telecom systems integration firm where he served as Vice President of Marketing. Mr. Donahue also served as Sales and Marketing VP of telecom OSS interconnection company Telesphere Solutions, and previously served in several management roles at ADC Telecommunications.

Mr. Donahue has served on several boards of directors, including the boards of publicly-traded TeleComputing and Apptix, and privately-held ClearApp, Meiosys, Ejasent, Telesphere Solutions (previously a subsidiary of publicly-held ADC Telecommunications), and Hope Immune Therapeutics. Mr. Donahue is also a limited partner in several private equity and venture funds.

Mr. Donahue completed both his Masters of Engineering Management and Bachelors of Organizational Engineering and Design degrees at Stanford University. Mr. Donahue currently resides in Palo Alto, California.

Mr. Donahue has never been involved and is not currently involved in any bankruptcy or similar proceedings.  He has no criminal convictions nor is he involved in any criminal proceedings.  Mr. Donahue has never been enjoined or suspended from engaging in a business practice, nor are there any judicial or regulatory findings of a violation of federal securities laws relating to Mr. Donahue.

Jason Donahue is currently not nor has he ever been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Jason Donahue has had no transactions of any nature with the Company or any of its subsidiaries.

Jason Donahue has no arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Mr. Donahue is not a party to any material proceeding adverse to the Company, or any subsidiary or affiliation, nor does he have any interest, material or otherwise, adverse to the Company.

There have been no securities of the Company purchased or sold by Jason Donahue within the past two years and Mr. Donahue owns no shares of the Company's Common Stock, either beneficially or non-beneficially, at this time, and never has.

ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

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The Company reported in its 2006 Proxy Statement dated May 8, 2006, that it had approximately 77,792,312 shares of Common Stock outstanding, each of which was entitled to one vote on all matters to come before the stockholders.

The record date for the Company's year 2007 Annual Shareholders' Meeting is not known at this time by Mr. Coates, but has been projected to be on or about April 27, 2007, which corresponds to the timing of the record date for the 2006 Annual Shareholders' Meeting, based on an estimated Annual Shareholders Meeting on June 5, 2007.

Mr. Coates does not have current information as to the security ownership of management, or as to the beneficial ownership of the Company's stock by persons who own more than 5% of the Company's outstanding common stock.

ITEM 7.  DIRECTORS & EXECUTIVE OFFICERS

-------------------------------------------------------

C. Robert Coates is nominating himself as a candidate to be elected to fill a seat on the Company's Board of Directors which comes up for election at the Company's next Annual (or Special) Stockholders' Meeting.

Mr. Coates is not a party to any material proceeding adverse to the Company, or any subsidiary or affiliation, nor does he have any interest, material or otherwise, adverse to the Company.

C. Robert Coates is nominating Jason Donahue as a candidate to be elected to fill a seat on the Company's Board of Directors which comes up for election at the Company's next Annual (or Special) Stockholders' Meeting.

Mr. Coates is advised that Mr. Donahue is not a party to any material proceeding adverse to the Company, or any subsidiary or affiliation, nor does he have any interest, material or otherwise, adverse to the Company.

Both C. Robert Coates and Jason Donahue have each consented to be named as nominees for election to the Board of Directors of the Company, and have each consented to serve if elected.

ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

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Except as set out in Item 5 above, Mr. Coates has no information as to compensation paid by the Company to its officers and directors.

ITEM 21.  VOTING PROCEDURES

----------------------------------------

According to the Company's Proxy Statement for its 2006 Annual Meeting of Shareholders, the following voting procedures apply:

Only stockholders of record at the close of business on the record date(the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Each outstanding share of Common Stock is entitled to one vote. Shares of Common Stock may not be voted cumulatively.  Mr. Coates does not know if there are other classes of voting securities of the Company currently outstanding. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted for the election as Directors of the persons who have been nominated by the Board of Directors. The execution of a Proxy will in no way affect a stockholder's right to attend the meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented to the Meeting, or if the stockholder attends the Meeting and votes by ballot, except as to any matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, broker non votes will be treated as shares that are present but which have not been voted.

                                  Respectfully submitted,

                                  /s/ C. Robert Coates
                                  -------------------------

                                   C. Robert Coates

                                   Date:   March 15, 2007

===============================================================================================

FORM OF PROXY

- BORLAND SOFTWARE CORPORATION -

PROXY SOLICITED ON BEHALF OF C. ROBERT COATES FOR

NEXT ANNUAL (OR SPECIAL) MEETING OF SHAREHOLDERS

of

BORLAND SOFTWARE CORPORATION

The undersigned hereby constitutes and appoints C. ROBERT COATES with full power of substitution, his (her/its) attorney and proxy to the undersigned to represent the undersigned and vote all shares of Borland Software Corporation's (the "Company") Common Stock which the undersigned would be entitled to vote if personally present at the next Annual (or Special) Meeting of Shareholders, to be held on such date, and at such place and time as the Company determines, and at any postponement or adjournment thereof, in the following manner:

  PROPOSAL 1.       ELECTION OF DIRECTORS

C. Robert Coates recommends a Vote "For" the nominee proposed below:

                FOR the nominee listed            WITHHOLD AUTHORITY to

                below (except as marked           vote for the nominee

                to the contrary below)                listed below

                [  ]  C. Robert Coates                 [  ] C. Robert Coates

C. Robert Coates recommends a Vote "For" the nominee proposed below:

                FOR the nominee listed            WITHHOLD AUTHORITY to

                below (except as marked           vote for the nominee

                to the contrary below)               listed below

                [  ]  Jason Donahue                   [  ] Jason Donahue

C. Robert Coates recommends a Vote "For" the nominee proposed below:

                FOR the nominee listed            WITHHOLD AUTHORITY to

                below (except as marked           vote for the nominee

                to the contrary below)                listed below

                [  ]  John. F. Olsen

                   [  ] John F. Olsen

C. Robert Coates recommends a Vote "For" the nominee proposed below:

                FOR the nominee listed            WITHHOLD AUTHORITY to

                below (except as marked           vote for the nominee

                to the contrary below)                listed below

                [  ] Mark Garrett

                    [  ] Mark Garrett

C. Robert Coates recommends a Vote "For" the nominee proposed below:

                FOR the nominee listed            WITHHOLD AUTHORITY to

                below (except as marked           vote for the nominee

                to the contrary below)                listed below

                [  ] T. Michael Nevens

        [  ] T. Michael Nevens

C. Robert Coates recommends a Vote "For" the nominee proposed below:

                FOR the nominee listed            WITHHOLD AUTHORITY to

                below (except as marked           vote for the nominee

                to the contrary below)                listed below

                [  ] Tod Nielsen

       [  ] Tod Nielsen

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE NOT LISTED ABOVE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

_________________________________________________________________________

(INSTRUCTION: TO GRANT AUTHORITY TO VOTE FOR ANY OTHER INDIVIDUAL NOMINEE NOT LISTED ABOVE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

_________________________________________________________________________

IF THIS PROXY IS EXECUTED IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF A NOMINEE SPECIFIED ABOVE, IT SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" SUCH NOMINEE.

PROPOSAL 2. IN ACCORDANCE WITH THEIR BEST JUDGMENT with respect to any other matters which may properly come before the meeting or any postponement or adjournment, thereof, about which the solicitor of this Proxy does not have knowledge at this time.

         (Continued and to be signed and dated, on the reverse side.)

THIS PROXY MAY BE REVOKED PRIOR TO THE TIME IT IS VOTED BY DELIVERING TO C. ROBERT COATES OR TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OR A PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL OR SPECIAL MEETING AND VOTING IN PERSON.

Please sign exactly as name appears below. When shares are held in joint account, both owners must sign. When signing as attorney, trustee, executor, etc., give full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, sign in full the partnership name by the authorized person.

                       (MUST DATE)

 Date:  __________, 2007

                       (MUST SIGN IN THE SAME

                       WAY IN WHICH THE SHARES

Signed: ____________________

                        ARE HELD)

Print Name:_________________

Number of

Signed:_____________________

Shares Held

Print Name:_________________

__________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE

to:

C. Robert Coates

----------------

P.O. Box 797986

Dallas, Texas  75379

(214) 831-1333

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